NUMBER
CERT #

GALMED PHARMACEUTICALS LTD.

ORDINARY SHARES
ZERO

INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL

NIS 0.01 PAR VALUE ORDINARY SHARES

THIS CERTIFIES THAT * SPECIMEN *

Is The Owner of ZERO

FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES, NIS 0.01 PAR VALUE, OF GALMED PHARMACEUTICALS LTD.

Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Dated: 00/00/0000

COUNTERSIGNED AND REGISTERED:
VSTOCK TRANSFER, LLC
Transfer Agent and Registrar

By: ____________________
AUTHORIZED SIGNATURE

Chairman

Chief Executive Officer

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	- as tenants in common	UNIF GIFT MIN ACT........................Custodian......................		
TEN ENT	- as tenants by the entireties		(Cust)	(Minor)
JT TEN	- as joint tenants with the right of survivorship and not as tenants in common	Act... (State)		

Additional abbreviations may also be used though not in the above list.

For value received, ______________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____

____ *shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____, *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

X____

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions).

This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Association of the Company, as amended from time to time, to all of which the holder by the acceptance hereof assents.

SIGNATURE GUARANTEED:

TRANSFER FEE WILL APPLY